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                                                                   EXHIBIT 10.GG


                          COGEN TECHNOLOGIES NJ VENTURE
                                  10 HOOK ROAD
                            BAYONNE, NEW JERSEY 07002

December 17, 2001

El Paso Merchant Energy, L.P.
1001 Louisiana Street
Houston, Texas 77002
Attention:  Vice President

By Facsimile:  (713) 420-6365


Reference is made to the Bayonne Power Purchase/Sale Transaction Confirmation dated as of October 1, 2001 by and between El Paso Merchant Energy, L.P. (Buyer) and Cogen Technologies NJ Venture (Seller) (the "Bayonne Transaction Confirmation"). In consideration of Buyer's agreement to pay Seller $4,711,994.00, notice is hereby given pursuant to the Section entitled "Termination" in the Bayonne Transaction Confirmation of Seller's intent to terminate the Bayonne Transaction Confirmation effective midnight December 31, 2003.

Please promptly confirm your receipt and acceptance of this notice Seller by executing your acknowledgement below and sending a copy of this notice to Seller at the address provided for in the Bayonne Transaction Confirmation.

COGEN TECHNOLOGIES NJ VENTURE


By: /s/ John L. Harrison
   --------------------------------------
Name:  John L. Harrison
Title: Senior Vice President and Chief
       Financial Officer


ACKNOWLEDGED:

EL PASO MERCHANT ENERGY, L.P.


By: /s/ John L. Harrison
   --------------------------------------
Name:  John L. Harrison
Title: Senior Vice President and Chief
       Financial Officer